U.S. Prime Brokerage Event	12 Months Ended
Mar. 31, 2022
Floor Brokerage, Exchange and Clearance Fees [Abstract]
U.S. Prime Brokerage Event
23. U.S. Prime Brokerage Event
An event occurred in certain Nomura’s subsidiaries, including a U.S. subsidiary, Nomura Global Financial Products Inc., resulting in total losses of
¥245,749
million being recognized in the consolidated statements during the year ended March 31, 2021. The losses were caused by the default of a U.S. client on margin calls against synthetic and cash prime brokerage transactions. The losses arose primarily through the liquidation of the hedges held against these transactions and also through recognition of allowances for current expected credit losses against certain of the transactions with the client. Of the losses, ¥(204,188) million was reported within
Revenue
—
Net gain on trading
and

¥41,561
million reported within
Non-interest
expenses—
Other
in the consolidated statements of income.
On May 17, 2021, Nomura completed the unwinding of all its positions related to the event and recognized additional losses of
¥65,362
million during the quarter ended June 30, 2021. Of these losses,
¥(56,073)
was reported within
Revenue—Net gain on trading
and ¥9,289 million reported within
Non-interest
expenses—Other
in the consolidated statements of income.
A total of ¥14,696 million of this loss has been recovered during the quarter ended December 31, 2021 and March 31, 2022 through an increase in the estimated fair value of certain transactions with the client elected to be measured at fair value and through a reduction in allowances for current expected credit losses against other transactions with the client. A gain of ¥12,161 million was recognized and reported within
Revenue—Net gain on trading
and a reduction in expenses of ¥(2,535) million recognized through release of allowances for current expected credit losses reported within
Non-interest
expenses—Other
in the consolidated statements of income.